                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 7, 1998.
                                                           ------------

                      Union Planters Mortgage Finance Corp.
                      -------------------------------------
               (Exact name of registrant as specified in charter)


            Delaware                 333-35471             62-1712370
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(State or other jurisdiction        (Commission           (IRS Employer
       of incorporation)            File Number)       Identification No.)

   7130 Goodlett Farms Parkway, Cordova, Tennessee            38018
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      (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (901) 580-6000
                                                           --------------

================================================================================
         (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

     On or about May 20, 1998, the Registrant expects to enter into an underwriting agreement with Morgan Stanley & Co. Incorporated (the "Underwriter"), pursuant to which the Underwriter agrees to purchase and offer for sale to the public, $380,000,000 approximate aggregate initial principal amount of the Registrant's Senior/Subordinated Pass-Through Certificates, Series 1998-1, Class 1-IO, Class A-1, Class A-2, Class A-3, Class A-4, and Class A-5 (the "Offered Securities"). The Offered Securities are registered for sale under the Registrant's effective shelf Registration Statement on Form S-3 (333-35471), and will be offered pursuant to a Prospectus, dated March 27, 1998, and a related Prospectus Supplement, to be dated on or about May 20, 1998, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended and Rule 424 thereunder.

     In connection with the offering of the Offered Securities, the Underwriter has prepared and disseminated to potential purchasers certain "Series Term Sheets", "Computational Materials" and/or "Structural Terms Sheet(s)," as such terms are defined in the No-Action response letters to Greenwood Trust Company, Discover Card Master Trust I (publicly available April 5, 1996), to Kidder, Peabody and Co. Incorporated and certain affiliates thereof (publicly available, May 20, 1994) and the No-Action response letter to Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (publicly available, February 17, 1995), respectively. In accordance with such No-Action Letter, the Registrant is filing herewith such Series Term Sheets, Computational Materials and/or Structural Terms Sheet(s) as Exhibit 99.1 and Exhibit 99.2.

Exhibits
--------
99.1     Copy of "Series Term Sheets", "Computational Materials" and/or
         "Structural Terms Sheet(s)" as provided by Morgan Stanley & Co.
         Incorporated

99.2     Copy of "Series Term Sheets", "Computational Materials" and/or
         "Structural Term Sheets(s) or as provided by Morgan Stanley & Co.
         Incorporated.





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                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



May 8, 1998                         UNION PLANTERS MORTGAGE
                                    FINANCE CORP.

                                    By: /s/ James K. Plunkett
                                       -----------------------------------------


                                    Name: James K. Plunkett

                                    Title: Secretary and Vice President








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                                INDEX TO EXHIBITS





                                                                            Page
                                                                            ----
99.1     Copy of "Series Term Sheets", "Computational
         Materials" and/or "Structural Terms Sheet(s)"
         as provided by Morgan Stanley & Co. Incorporated................

99.2     Copy of "Series Term Sheets", "Computational
         Materials" and/or "Structural Term Sheet(s)"
         as provided by Morgan Stanley & Co. Incorporated................











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